UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2019

Emerald Expositions Events, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38076	42-1775077
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

31910 Del Obispo Street Suite 200 San Juan Capistrano, California	92675
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 226-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EEX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

Item 7.01 Regulation FD.

Emerald Expositions Events, Inc. ("Emerald" or the “Company”) is announcing today, October 1, 2019, that President and Chief Executive Officer, Sally Shankland, was recently diagnosed with cancer.  Ms. Shankland is receiving treatment and expects to begin chemotherapy by the end of the week.  Ms. Shankland intends to continue to serve as the Company’s President and Chief Executive Officer (and principal executive officer, as defined by the SEC), and will remain involved in the day-to-day management of the Company and major strategic decisions, with adjustments to her schedule, as appropriate, to accommodate treatment.  Ms. Shankland and the Company will, however, rely on Emerald’s Chief Operating Officer, Brian Field, for additional support during the course of Ms. Shankland’s treatment.  Ms. Shankland will also remain a member of the board of directors of the Company.

“Sally has established a new vision for the Company and assembled a strong and experienced management team that is already executing aggressively against this vision. During her treatment, we will do everything we can to help Sally personally and professionally, and will also support her senior leadership team.  We wish Sally well in her fight against cancer,” stated Kosty Gilis, Chairman of Emerald’s Board of Directors.  He continued, “The Board has strong confidence in Brian Field, a talented executive with the right experience to continue to successfully implement Sally’s strategic plan designed to improve Emerald’s execution and performance.  We are grateful that Brian has agreed to provide additional support to the Company, as needed, during the course of Sally’s treatment.”

The information contained under Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Cautionary Statement Concerning Forward-Looking Statements

This 8-K disclosure contains certain forward-looking statements, including statements related to Ms. Shankland’s diagnosis, treatment, intent to remain involved as CEO and a member of the board of directors of the Company during treatment, and Mr. Field’s experience, qualifications, and additional support to the Company, as necessary and practical.  These statements are based on management’s expectations, and, although management believes the statements to be reasonable, they are inherently uncertain. These statements involve risks and uncertainties outside of the Company’s control that may cause its business, strategy, financing activities or actual results to differ materially. See “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings. The Company undertakes no obligation to update or revise any of the forward-looking statements contained herein, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 2019		EMERALD EXPOSITIONS EVENTS, INC.

	By:	/s/ David Gosling
David Gosling
Senior Vice President, General Counsel and Secretary